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                                                                  EXHIBIT 10.2






                               BINKS SAMES CORPORATION

                               _______________________

                CONSENT AND THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT
                               _______________________


                                         RE:

                NOTE PURCHASE AGREEMENT DATED AS OF NOVEMBER 30, 1993

                                         AND

                       $15,000,000 ORIGINAL PRINCIPAL AMOUNT OF
                  7.64% SERIES A SENIOR NOTES DUE SEPTEMBER 30, 1999




                            DATED AS OF NOVEMBER 30, 1993


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                               BINKS SAMES CORPORATION


                CONSENT AND THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

                                         RE:

                NOTE PURCHASE AGREEMENT DATED AS OF NOVEMBER 30, 1993

                                         AND

                       $15,000,000 ORIGINAL PRINCIPAL AMOUNT OF
                  7.64% SERIES A SENIOR NOTES DUE SEPTEMBER 30, 1999



     THIS CONSENT AND THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT (this "AMENDMENT") is made as of this 30th day of June, 1998, between BINKS SAMES CORPORATION, a Delaware corporation (the "COMPANY"), and THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (the "NOTEHOLDER"), with respect to that certain Note Purchase Agreement dated as of November 30, 1993, as amended by a Waiver and First Amendment to Note Purchase Agreement dated September 23, 1997, and a Waiver and Second Amendment to Note Purchase Agreement dated March 16, 1998, between the Company and the Noteholder (the "EXISTING NOTE PURCHASE AGREEMENT," and the Existing Note Purchase Agreement as amended by this Amendment, the "AMENDED NOTE PURCHASE AGREEMENT"). Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings given such terms in the Existing Note Purchase Agreement.

                                      WITNESSETH

     WHEREAS, the Company and the Noteholder are parties to the Existing Note Purchase Agreement; and

     WHEREAS, the Company requests the amendment of certain provisions of the Existing Note Purchase Agreement and a consent to the settlement of certain pending litigation specified herein;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholder (subject to the satisfaction of the condition set forth below in Section 3) hereby agree as follows:

     1.   AMENDMENT OF EXISTING NOTE PURCHASE AGREEMENT

          (a) AMENDMENT OF SECTION 11.1 OF THE EXISTING NOTE PURCHASE AGREEMENT. Section 11.1 of the Existing Note Purchase Agreement is amended to add the following definitions in appropriate alphabetical order:

               "DURR ENTITIES" means Behr Systems, Inc. and Durr Systems, GmbH.


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               "DURR PATENTS" means U.S. Patent No. 4,405,086 entitled "DEVICE
          FOR ATOMIZING LIQUID COLOR" and the related foreign patents.

               "DURR LITIGATION" means (a) that certain patent infringement action brought by Behr Systems, Inc. against SEI and Sames, S.A. in the United States District Court for the Eastern District of Michigan, Civil Action No. 97-72744; (b) the suit filed in Germany by Durr Systems, GmbH against the Company and/or any of its Subsidiaries or Affiliates; and (c) any other pending actions or threatened actions by either of the Durr Entities against the Company or any of its Subsidiaries or Affiliates relating to or arising out of the Durr Patents.

               "DURR SETTLEMENT AGREEMENT" means a Patent License and Settlement Agreement among the Company, Sames, S.A., SEI and the Durr Entities on substantially the same terms and conditions as the draft dated June 30, 1998 and distributed to the Noteholder by cover memorandum from the Company's counsel dated June 30, 1998.

          (b) AMENDMENT OF SECTION 11.1 OF THE EXISTING NOTE PURCHASE AGREEMENT. Section 11.1 of the Existing Note Purchase Agreement is further amended by amending and restating the defined term "Restricted Payment" to read as follows:

               "Restricted Payment" means (i) any dividend or other distribution, direct or indirect, on account of any Equity Interests of the Company now or hereafter outstanding, except a dividend payable solely in the Company's Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to purchase such Capital Stock, (ii) any redemption, retirement, purchase or other acquisition for value, direct or indirect, of any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding, other than in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other Equity Interests of the Company (other than Disqualified Stock, (iii) any redemption, purchase, retirement, defeasance, prepayment or other acquisition for value, direct or indirect, of any Indebtedness other than the Notes, (iv) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any Indebtedness (other than the Notes) or any Equity Interests of the Company or any of the Company's Subsidiaries, or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission and (v) any payment to any Person in connection with the Disclosed Disputes (other than the payment of ordinary course litigation management costs to Persons not a party to the litigation or dispute, including, without limitation, court reporter services, document management services and attorneys' and paralegals' fees and expenses).

          (c) AMENDMENT OF SECTION 7.3(A)(x) OF THE EXISTING NOTE PURCHASE AGREEMENT. Section 7.3(A)(x) of the Existing Note Purchase Agreement is amended to delete the "and" immediately prior to clause (b) thereof and substitute it with a ";" and to add the following immediately after clause
     (b) thereof:

          ; and (c) unsecured Indebtedness in an amount not to exceed the amount set forth in Section 3.2 of the Durr Settlement Agreement PROVIDED such Indebtedness is incurred in connection with a full and complete settlement of the Durr Litigation on the terms set forth in Durr


                                         2

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          Settlement Agreement and PROVIDED FURTHER such Indebtedness shall reduce the amount available under Section 1(c) of the Disclosure Letter for agreements in connection with any of the other Disclosed Disputes by the amount of such Indebtedness.

          (d)  AMENDMENT OF SECTION 7.4 OF THE EXISTING NOTE PURCHASE AGREEMENT.
     Section 7.4 of the Existing Note Purchase Agreement is amended to add the following at the end thereof:

               (F) Notwithstanding anything herein to the contrary, each of the financial covenants set forth in clauses (B) through (D) above shall be calculated without taking into account the non-cash charge taken by the Company in connection with the Company's execution of the Durr Settlement Agreement.

     2.   CONSENT

     Notwithstanding the terms of Section 1(c) of the Disclosure Letter, the Company, Sames, S.A. and SEI shall be permitted to incur the unsecured settlement obligations set forth in Section 3.2 of the Durr Settlement Agreement provided the amount of such obligations shall count against the dollar basket set forth in Section 1(c) of the Disclosure Letter.

     3.   CONDITION OF EFFECTIVENESS

     This Amendment shall not become effective unless, on or before July 2, 1998, the Company shall have entered into a parallel amendment to the Credit Agreement on terms and conditions substantially identical to this Amendment.

     4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants as follows:

          (a) This Amendment and the Amended Note Purchase Agreement constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Company hereby reaffirms all covenants, representations and warranties made in the Existing Note Purchase Agreement and the other Financing Documents to the extent the same are not amended or waived hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) No Default or Event of Default has occurred under the Amended Note Purchase Agreement.

     5.   MISCELLANEOUS

          (a) EFFECT OF AMENDMENT AND WAIVER. Upon the execution and delivery by the Company and the Noteholder, the Existing Note Purchase Agreement shall be deemed to be amended as set forth above and the consent set forth above shall be deemed to be effective. This Amendment shall be binding upon, and shall inure to the benefit of, the permitted successors and


                                        3

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     assigns of the parties hereto and the holders from time to time of the
     Amended Notes. Except as expressly provided herein, (i) no terms or provisions of any agreement are modified or changed by this Amendment,
     (ii) the terms of this Amendment shall not operate as a waiver by the Noteholder of, or otherwise prejudice the Noteholder's rights, remedies or powers under, the Existing Note Purchase Agreement or under any applicable law and (iii) the terms and provisions of the Existing Note Purchase Agreement shall continue in full force and effect, as amended by this Amendment.

          (b) NO LEGEND REQUIRED. Any and all notices, requests, certificates and other instruments including, without limitation, the Amended Notes, may refer to the Note Purchase Agreement or the Note Purchase Agreement dated as of November 30, 1993 without making specific reference to this Consent and Third Amendment to Note Purchase Agreement, but nevertheless all such references shall be deemed to include this Consent and Third Amendment to Note Purchase Agreement unless the context shall otherwise require.

          (c) FEES AND EXPENSES. Whether or not the transactions herein contemplated shall be consummated, the Company agrees to pay directly all of the Noteholder's reasonable out-of-pocket expenses in connection with the preparation, negotiation, execution and delivery of this Amendment, and the transactions contemplated hereby, including, but not limited to, the fees and disbursements of Hebb & Gitlin, the Noteholder's special counsel.

          (d) SURVIVAL. All warranties, representations, certifications and covenants made by the Company in this Amendment or in any certificate or other instrument delivered by it or on its behalf under this Amendment shall be considered to have been relied upon by the Noteholder and shall survive the execution of this Amendment, regardless of any investigation made by or on the Noteholder's behalf. All statements in any such certificate or other instrument shall constitute warranties and representations of the Company under this Amendment.

          (e) DUPLICATE ORIGINALS; EXECUTION IN COUNTERPART. Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party to this Amendment, and each set of counterparts which, collectively, show execution by each such party to this Amendment shall constitute one duplicate original.

          (f) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     6.   NO STRICT CONSTRUCTION

     The parties hereto have participated in jointly in the negotiation and drafting of this Amendment and the Existing Note Purchase Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Amendment and the Amended Note Purchase Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment or the Amended Note Purchase Agreement.

                    [Remainder of this Page Intentionally Blank.]



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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                   BINKS SAMES CORPORATION



                                   By /s/ Jeffrey W. Lemajeur
                                      --------------------------------
                                        Name:   Jeffrey W. Lemajeur

                                        Title:   VP, Chief Financial Officer


                                   THE EQUITABLE LIFE ASSURANCE
                                   SOCIETY OF THE UNITED STATES



                                   By:/s/ Joel Serebransky
                                      ---------------------------------
                                        Name:  Joel Serebransky

                                        Title:  Investment Officer